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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 1, 1999 included or incorporated by reference in MGM Grand, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement.

                                        ARTHUR ANDERSEN LLP
Las Vegas, Nevada
April  26, 1999

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